Exhibit 10.4


                          Accounts Payable and Payroll
                         Disbursement Services Agreement



     This Accounts Payable and Payroll Disbursement Services Agreement, dated as of January 2, 1997 by and between PSCC, Inc., a California corporation ("PSCC"), and American Office Park Properties, L.P., a California limited partnership ("AOPP"):

                                    RECITALS:

     A. AOPP is a party to certain property management agreements, (the "Management Agreements"), whereby AOPP renders management services to owners ("Owners") of commercial properties ("Properties") in connection with the operation of such Properties, and AOPP operates the Properties owned by AOPP; and

     B. Under the Management Agreements, AOPP is required to be responsible for disbursing funds held on behalf of the Owners for the payment of accounts payable of the Owners and payroll obligations of the Owners (referred to as the "Accounts Payable and Payroll Disbursement Services"). AOPP desires to engage PSCC to perform such Accounts Payable and Payroll Disbursement Services for AOPP, with respect to both Properties managed by AOPP and Properties owned by AOPP, and to employ the necessary personnel to perform such services.

     Now, therefore, the parties agree as follows:

     1. Engagement

          (a) AOPP hereby engages PSCC as an independent contractor and PSCC hereby accepts such engagement as described herein, upon the terms and conditions hereinafter set forth.

          (b) In the performance of its duties under this Agreement, PSCC shall occupy the position of an independent contractor with respect to AOPP. Nothing contained herein shall be construed as making the parties hereto partners or joint venturers, nor, except as expressly otherwise provided for herein, construed as making PSCC an agent or employee of AOPP or its affiliates. PSCC shall not be responsible for the performance or failure to perform of AOPP under the Management Agreements.

     2. Duties and Authority of PSCC

          (a) PSCC shall provide the personnel and administrative services required for the performance of the Accounts Payable and Payroll Disbursement Services and shall be responsible for performing such Accounts Payable and Payroll Disbursement Services on behalf of AOPP as and when directed by AOPP.

          (b) AOPP understands and acknowledges that some or all of the personnel described in Section 2(b) of this Agreement may simultaneously render services for other property managers and for other owners of facilities for whom PSCC is rendering services, some of whom may (i) be affiliates of PSCC and/or
(ii) compete with AOPP.

     3. Duties of AOPP

          AOPP hereby agrees to cooperate with PSCC in the performance of its duties under this Agreement and to that end, upon the request of PSCC to give PSCC access to all files, books and records of AOPP relevant to the Accounts Payable and Payroll Disbursement Services to be performed by PSCC hereunder.

     4. Compensation of PSCC

          (a) In consideration for the services rendered by PSCC under this Agreement, AOPP shall pay to PSCC an amount equal to the costs incurred by PSCC (including fringe benefits) in rendering to, and on behalf of, AOPP, the Accounts Payable and Payroll Disbursements Services provided for in Section 2(a) of this Agreement. AOPP will bear all direct expenses, attributable to services rendered on behalf of AOPP hereunder, as well as the appropriate proportionate share of shared expenses incurred on behalf of AOPP and others. Upon request, PSCC shall furnish AOPP with an accounting of such allocations.

          (b) Payments to PSCC under this Agreement shall be made upon demand by PSCC, but not more often than weekly.

     5. Term

          (a) This Agreement shall expire on the first anniversary of the date hereof, provided that on each anniversary of the date hereof, this Agreement shall be automatically extended for one year unless terminated in accordance with the provisions of this Section 5. At any time more than 30 days prior to a scheduled expiration date of this Agreement, AOPP may give written notice to PSCC pursuant to Section 10 hereof that this Agreement shall not be extended on the next scheduled expiration date. In the event that AOPP gives such notice, this Agreement shall expire on the next scheduled expiration date.

          (b) Upon termination of this Agreement, PSCC shall promptly return to AOPP all monies, books, records and other materials held by it for or on behalf of AOPP.

     6. Indemnification

          AOPP hereby agrees to indemnify and hold PSCC and all officers and directors of PSCC harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims when engaged in services under this Agreement on behalf of AOPP, arising from any cause, except for the willful misconduct, negligence or negligent omissions on the part of PSCC or any such other person. PSCC and all officers, directors and employees of PSCC also shall not be liable for any error of judgment or for any mistake of fact or law, or for anything which they may do or refrain from doing hereinafter, except in cases of willful misconduct or negligence. PSCC hereby agrees to indemnify and hold AOPP harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages and claims in connection with the management of the Properties arising from the willful misconduct or negligence of PSCC and all officers and directors of PSCC.

     7. Assignment

          Neither this Agreement nor any right hereunder shall be assignable by AOPP and any attempt to do so shall be void. PSCC shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary or any entity acquiring substantially all of the assets of PSCC; provided, however, any such assignee must assume all obligations of PSCC hereunder, AOPP's rights hereunder will be enforceable against any such assignee and PSCC shall not be released from its liabilities hereunder unless AOPP shall expressly agree thereto in writing.

     8. Headings

          The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     9. Governing Law

          The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the state of California.

     10. Notices

          Any notice required or permitted herein to be given shall be given in writing and shall be personally delivered or mailed, first class postage prepaid, to the respective addresses of the parties set forth below their signatures on the signature page hereof, or to such other address as any party may give to the other in writing.

     11. Severability

          Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

     12. Successors

          This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

     13. Attorneys' Fees

          If it shall become necessary for either party hereto to engage attorneys to institute legal action for the purpose of enforcing its rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

     14. Counterparts

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           "PSCC"

                           PSCC, INC.



                           By:    /s/ Ronald L. Havner, Jr.
                                  ------------------------------
                                  Ronald L. Havner, Jr., Vice President
                                  701 Western Avenue
                                  Glendale, California  91201


                           "AOPP"

                           AMERICAN OFFICE PARK PROPERTIES, L.P.

                           By: American Office Park Properties, Inc., General Partner



                                  By:      /s/ Ronald L. Havner, Jr.
                                          ------------------------------
                                          Ronald L. Havner, Jr., President
                                          701 Western Avenue
                                           Glendale, California  91201